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                                                                               .
                                                                               .

                                                                   Exhibit 99.14

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                           DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                               Page 1 of 3

                                                                                   Statement Number:          31
Chapter 11                                                                      For the Period FROM:       5/1/2004
Case No. LA 01-44828-SB (Administratively Consolidated with                                      TO:      5/31/2004
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)

                                                                      Collateral    Concentration
                                                                        Account        Account
                                                                    --------------- ---------------
Balance before Statement #1                                              268,333.21      65,956.21
A.  Total Receipts per all Prior Interim Statements                    5,095,549.69   4,046,666.40
B.  Less:  Total Disbursements per all Prior Statements                4,251,903.55   4,079,267.63
C.  Beginning Balance                                                $ 1,111,979.35 $    33,354.98
D.  Receipts during Current Period

      Description

           5/12/2004         Wire Transfer                                               38,000.00
           5/18/2004         Wire Transfer                                               30,000.00
           5/24/2004         Bank Of Scotland                            325,267.26
           5/25/2004         Wire Transfer                                               27,000.00
           5/25/2004         Wire Transfer (Double-Bank Mistake)                         27,000.00
           5/27/2004         Wire Transfer Returned to Chase                            (27,000.00)
           5/25/2004         Freeway Chase Account Closed                    255.95
           5/27/2004         Wire Transfer                                27,000.00
           5/30/2004         interest                                        850.67

      TOTAL RECEIPTS THIS PERIOD                                         353,373.88      95,000.00      -      -
E.  Balance Available (C plus D)                                      $1,465,353.23 $   128,354.98 $    - $    -

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 31            Page 2 of 3

F. Less: Disbursements during Current Period:

  Date                        Check No.                    Payee/Purpose
---------                     ---------            ----------------------------
5/11/2004                                          ADP Taxes                                     7519.51
5/11/2004                        8082              Payroll                                       1019.10
5/11/2004                        8083              Payroll                                      10056.45
5/11/2004                        8084              Payroll                                       1351.58
5/11/2004                        8085              Payroll                                       2385.41
5/12/2004                                          Wire Transfer                    38,000.00
5/13/2004                       37938              Bonded Services, Inc                          6282.40
5/13/2004                       37939              Cash                                           500.00
5/13/2004                       37940              Doniger & Fetter                               202.09
5/13/2004                       37941              Marathon Services, Inc                         259.80
5/13/2004                       37942              Qwest Communications                            38.58
5/13/2004                       37943              Recall                                        1088.83
5/13/2004                       37944              SBC                                            304.42
5/13/2004                       37945              SBC                                             44.19
5/13/2004                       37946              United States Trustee                          250.00
5/13/2004                       37947              United States Trustee                         3750.00
5/13/2004                       37948              United States Trustee                          250.00
5/13/2004                       37949              United States Trustee                          250.00
5/13/2004                       37950              United States Trustee                          250.00
5/13/2004                       37951              United States Trustee                          250.00
5/13/2004                       37952              United States Trustee                          250.00
5/13/2004                       37953              United States Trustee                          250.00
5/13/2004                       37954              United States Trustee                          250.00
5/14/2004                                          ADP Fees                                        20.00
5/14/2004                       37955              JDJ Investments Inc                           9306.00
5/14/2004                       37956              New Beginnings Enterprises                    3402.00
5/18/2004                                          Wire Transfer                    30,000.00
5/19/2004                       37957              Fred Marhabi                                  5000.00
5/19/2004                       37958              ATI Solutions, Inc.                            105.00
5/19/2004                       37959              Blue Shield of California                      316.00
5/19/2004                       37960              Federal Express                                 18.20
5/19/2004                       37961              Health Net                                    2339.39
5/21/2004                                          ADP Fees                                        90.49
5/24/2004                       37962              Fred Marhabi                                  5000.00
5/25/2004                                          Wire Transfer                    27,000.00
5/25/2004                                          Wire Transfer (Bank Mistake)     27,000.00
5/25/2004                                          ADP Taxes                                     9321.98
5/25/2004                        8086              Payroll                                       1019.10
5/25/2004                        8087              Payroll                                      12128.13
5/25/2004                        8088              Payroll                                       1351.57
5/25/2004                        8089              Payroll                                       2385.39
5/27/2004                       37963              Bonded Services, Inc                          6289.40
5/27/2004                       37964              Cash                                           500.00
5/27/2004                       37965              Hodes Parking                                  400.00
5/27/2004                       37966              Irubin Consulting                              500.00
5/27/2004                       37967              Marathon Services, Inc                         259.80
5/27/2004                       37968              New Beginnings Enterprises                     400.00
5/27/2004                       37969              SBC                                            305.78
5/28/2004                                          ADP Fees                                        17.49

      TOTAL DISBURSEMENTS THIS PERIOD:                                             122,000.00  97,278.08         -      -
G.  Ending Balance (E less F)                                                   $1,343,353.23 $31,076.90      $  -    $ -

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 31            Page 3 of 3

H.  (1)  Collateral Account:
          a)  Depository Name and Location:         Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                        323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:         Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                        1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account                1891215236   $    731.10
Bank of Scotland - Pinocchio                            3506258    839,017.95  Pound Sterling  Time Deposit
Bank of Scotland - Basil                                3506581    206,774.76  Pound Sterling  Time Deposit (KL's interest is 50%)
Allied Pinocchio                                       10747301        382.86  Pound Sterling
Freeway\Kushner-Locke                                323-509487   $         -  Account Closed 05/25/2004
Edge Entertainment                                   1891152710   $    172.89
European Films LTD                                   1890563818   $  7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    BLT Venture                       178-71491-7                 $ 16,890.04
    BLT Venture                     16-524173-1101                $    565.18
    KL MDP Sensation                    60-066-930                $ 17,724.61
    KL\7 Venture                      1890-69-6360                $ 11,908.54
    Denial Venture                    1890-69-6501                $ 42,355.63
    Cracker LLC                       1891-04-1665                $    732.79
    Swing                               323-518095                $  6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                         /s/ Alice Neuhauser
                                                      --------------------------
                                                      Debtor in Possession